UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                 April 26, 2006


                              IDENTIX INCORPORATED
             (Exact name of registrant as specified in its charter)



         Delaware                     01-09641                94-2842496
(State or Other Jurisdiction        (Commission              (IRS Employer
     of Incorporation)              File Number)            Identification No.)




                 5600 Rowland Road
                   Minnetonka, MN                                     55343
      (Address of principal executive offices)                      (Zip Code)



               Registrant's telephone number, including area code
                                 (952) 932-0888



                                 Not Applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)


|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)


|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))


|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On April 26, 2006, Identix Incorporated issued a press release and financial tables announcing the Company's results for its fiscal 2006 third quarter and nine months ended March 31, 2006. The text of the press release and the financial tables are furnished as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

The information in this Current Report, including the exhibit hereto, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any registration statement or other document filed with the Securities and Exchange Commission by the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

 Item 9.01 Financial Statements and Exhibits

      (c)  Exhibits


           99.1 Press Release and financial tables dated April 26, 2006 issued by Identix Incorporated regarding fiscal 2006 third quarter and nine months results.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                             IDENTIX INCORPORATED

Date: April 26, 2006                         By: /s/  Elissa Lindsoe
                                                 -------------------------------


                                                 Elissa Lindsoe,
                                                 Chief Financial Operator
                                                 (Duly authorized officer and
                                                 Principal Financial Officer)